UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

October 31, 2024

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2024, OS Therapies Incorporated, an ADC and immunotherapy research and clinical-stage biopharmaceutical company (the “Company,” “we,” “us” or “our”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Square Gate Capital Master Fund, LLC-Series 3 (the “Investor”), pursuant to which the Company will have the right, but not the obligation, to sell to the Investor, and the Investor will have the obligation to purchase from the Company, up to $15,000,000 (the “Maximum Commitment Amount”) worth of the Company’s shares of common stock, at the Company’s sole discretion, over the next 24 months (the “Put Shares”), subject to certain conditions precedent and other limitations. The Investor has covenanted not to cause or engage in any short sales or hedging transactions with respect to the shares of the Company’s common stock. No warrants to purchase common shares will be issued at any time in connection with the transaction.

Unless earlier terminated, the Equity Purchase Agreement will remain in effect until the earlier of October 31, 2026 (i.e., the expiry of the 24-month period commencing on the date of the Equity Purchase Agreement) or the date on which the Investor has purchased the Maximum Commitment Amount (the “Commitment Period”). The Company has the right to terminate the Equity Purchase Agreement at any time after the effectiveness of the Registration Statement, for any reason or for no reason, by delivering written notice to the Investor without any liability, provided that the Investor does not hold any Put Shares.

There are no restrictions on future financings (other than during the period when a Put is outstanding following a Put Notice) and no penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, subject to an exception for failure to file the Registration Statement (as defined below) when required and to obtain timely effectiveness of the Registration Statement.

During the Commitment Period, the Company will have the right, but not the obligation, to direct the Investor to make a purchase of the Put Shares by delivering written notice to the Investor (a “Put Notice”) on any trading day (the “Put Date”) to purchase a number of Put Shares pursuant to a formula set forth in the Equity Purchase Agreement. The number of Put Shares that the Company can issue to the Investor from time to time under the Equity Purchase Agreement may not exceed 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares issuable pursuant to a Put Notice.

The per share purchase price for the Put Shares that we elect to sell to the Investor in a Put Notice pursuant to the Equity Purchase Agreement will be equal to 95% of the lowest daily VWAP during the Valuation Period (as defined in the Equity Purchase Agreement), in the case of a Valuation Period ending on the date that is at the end of the third trading day immediately following the applicable Put Date; or the lower of (x) the lowest daily VWAP, and (y) the intraday VWAP during the Valuation Period, in the case of a Valuation Period ending at such time during a trading day after the applicable Put Date, when the intraday traded price of the common stock has fallen below 70% of the closing price of our common stock on the NYSE American on the applicable Put Date.

Concurrently with the execution of the Equity Purchase Agreement, the Company also agreed to issue to the Investor, as part of the consideration, shares of the Company’s common stock worth a total of 3% of the Maximum Commitment amount (the “Initial Commitment Shares”). The ultimate calculation of the per share price of the Initial Commitment Shares will occur on the date immediately prior to the Registration Statement being declared effective.

The Equity Purchase Agreement and Registration Rights Agreement contain customary representations, warranties and agreements by the Company and customary conditions to the Investor’s obligation to purchase the Put Shares. Actual sales of shares of our common stock, if any, to the Investor under the Equity Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations. The net proceeds to us from sales of our common stock to the Investor under the Equity Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares to the Investor under the Equity Purchase Agreement. Any proceeds that the Company receives from sales of shares of our common stock to the Investor under the Equity Purchase Agreement will be used to advance our clinical development programs and expand our discovery, research and preclinical activities in the near term and in the future.

On October 31, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which the Company agreed to submit to the U.S. Securities and Exchange Commission (the “SEC”) an initial registration statement on Form S-1 (as amended, the “Registration Statement”) by November 15, 2024 covering the resale of the Commitment Shares, which may have been, or which may from time to time be, issued under the Equity Purchase Agreement for public resale, and to use its best efforts to cause the Registration Statement to be declared effective by the SEC.

The foregoing description of the Equity Purchase Agreement and Registration Rights Agreement is a summary of the material terms of each such agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement and Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The shares of common stock are being offered and sold by the Company to the Investor under the Equity Purchase Agreement in reliance upon an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Equity Purchase Agreement, dated as of October 31, 2024, between OS Therapies Incorporated and Square Gate Capital Master Fund, LLC-Series 3. *
10.2	Registration Rights Agreement, dated October 31, 2024. *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: November 1, 2024	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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